IVY FUNDS

Equity Funds

         Supplement Dated June 8, 2004 To Prospectus Dated January 28, 2004
         (and supplemented May 24, 2004, April 30, 2004 and February 26, 2004)

The following information replaces the disclosure regarding the management of Ivy Small Cap Value Fund in the Section entitled "Portfolio Management":

Ivy Small Cap Value Fund: Paul Haagensen is primarily responsible for the management of Ivy Small Cap Value Fund. Mr. Haagensen has held his Fund responsibilities since January 2004. He is a Managing Director of State Street Research, and has been with State Street Research since August 2002. From 1984 to August 2002, Mr. Haagensen was employed by Putnam Investments, serving as a senior analyst and portfolio manager. He is a Chartered Financial Analyst.

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